UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2010
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
      On October 7, 2010, Onyx Pharmaceuticals, Inc. provided an update regarding its development plans for carfilzomib, announcing in a press release that it will be delaying the New Drug Application filing for accelerated approval of carfilzomib based on routine recent discussions with the Chemistry, Manufacturing and Controls reviewing division of the U.S. Food and Drug Administration. A copy of the press release, titled “Onyx Pharmaceuticals Provides Status Update on Carfilzomib” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.”
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Number	Description

99.1	Press release, dated October 7, 2010, titled “Onyx Pharmaceuticals Provides Status Update on Carfilzomib”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: October 7, 2010
	By:	/s/ Suzanne M. Shema
Suzanne M. Shema
Senior Vice President, General Counsel

EXHIBIT INDEX

Number	Description

99.1	Press release, dated October 7, 2010, titled “Onyx Pharmaceuticals Provides Status Update on Carfilzomib”